Exhibit 99.1

Osmotica Pharmaceuticals plc Investor Presentation September 2021 1

Forward Looking Statements 2 RVL Eye Care $20M - $30M This presentation contains forward‐looking statements. You should not rely upon forward‐looking statements as predictions of future events. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning. These forward-looking statements address various matters including information concerning the timing of our commercial development and launch plans with respect to our products and product candidates; information concerning the commercial opportunity for UPNEEQ, including our ability to build an addressable patient audience for UPNEEQ, our ability to reach this patient audience through RVL Pharmacy, and our estimates regarding the proportion of the U.S. patient population that self identifies as having droopy eyelid or would otherwise purchase Upneeq; our beliefs regarding the market opportunity for Upneeq; estimates regarding the likelihood that eye care providers would recommend Upneeq to patients; information concerning our commercial strategy for UPNEEQ, including planned enhancements to our sales and marketing efforts, our expectations to reach positive cash flows, and our launch into the aesthetic market and planned consumer outreach. Each forward-looking statement contained in this presentation is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others: that our estimates regarding the commercial opportunity and addressable patient audience for UPNEEQ are inaccurate; that the intended effects of UPNEEQ are not experienced by patients or consumers; that we are unable to realize our planned sales and marketing enhancements in order execute on our commercial strategy for UPNEEQ, as well as the other factors that are described in the “Risk Factors” section of our Current Report on Form 8-K filed with the Securities and Exchange Commission on September 8, 2021, and in our other filings with the Securities and Exchange or Commission. We caution investors not to place considerable reliance on the forward-looking statements contained in this presentation. You are encouraged to read our filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this presentation speak only as of the date of this document, and we undertake no obligation to update or revise any of these statements. Our business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

Executing Transformational Business Strategy 3 • The Company completed the divestiture of the legacy business to Alora Pharmaceuticals LLC for $111M upfront and up to $60M in additional milestones in order to de-lever the Company and reorganize the business around RVL Pharmaceuticals, the operating subsidiary commercializing Upneeq o Coupled with cash on hand, proceeds of transaction were used to substantially pay down debt o The Company retains the global rights to arbaclofen ER, a Phase III drug candidate for treatment of MS Spasticity • Following FDA approval in July 2020, the Company has spent the past year building and preparing the market for the expanded launch of Upneeq • The Company is preparing to accelerate and expand the launch of Upneeq: o Launching into medical aesthetics (the largest commercial opportunity) o Driving depth within the eye care market o Increasing consumer awareness

RVL Pharmaceuticals Investment Highlights 4 RVL Pharmaceuticals is a medical aesthetic company focused in eye care and aesthetic channels; purpose-built to optimize Upneeq’s commercial potential 1 Cash-pay business model with integrated pharmacy serves as a unique platform for M&A Strong US IP estate protecting Upneeq® with patents extending to 2039; private-pay channel strategy creates an additional complexities for potential competitors Major unmet need: Upneeq® is the first and only FDA-approved eye drop for low-lying eyelid(s) (“acquired blepharoptosis”), a common condition which we believe affects tens of millions of adults in the US alone 2 4 5 Foundational eye care footprint bridges to a larger aesthetics and consumer US opportunity with global potential through Santen partnership 3

RVL Pharmaceuticals 2022 Outlook

FY '22 Uptake: Accounts & Volume (1)

Progressively Building Penetration through Year

Channel	Targeted Accounts Activated by Year-End	Avg. Monthly Patient Visits / Location	Exit Patient Penetration
Eye Care	3,000 - 4,000	200	5%
Aesthetics	2,000 – 3,000	250	10%

FY 2022 Operating Expense: ~$80M - $95M (1)

Flexibility to optimize spend



Sales & Marketing
$60M - $75M
G&A / R&D
~$20
$-
$20.00
$40.00
$60.00
$80.00
$100.00
$000,000s

The Company is targeting achieving positive net cash from operations during 2023 (1)

1) These figures are our targets/goals and are forward-looking, subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions that the business is fully funded and there are no significant macro disruptions, such as the COVID-19 pandemic. In addition, future decisions made by the company are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the "Risk Factors" in our public filings. Nothing in this presentation should be regarded as a representation by any person that these goals will be achieved and the Company undertakes no duty to update its goals.

5

6 Upneeq: The “Drop that Lifts” A Game-Changer for Patients with Low-Lying Lids (“Acquired Ptosis”) Upneeq Delivers Eye-Opening Results for Adult Patients Along the Entire Spectrum of Age & Severity Before Upneeq instillation Mild ptosis Moderate ptosis Severe ptosis After Upneeq instillation (2 hr)* *Individual results may vary. Images are of actual patients. The average upper eyelid lift observed with Upneeq in clinical trials was approximately 1mm

First-in-Class Product Launching into Attractive Markets

Market Research Supports Robust US Opportunity [1]

73.7M — *Adult Women w/ Income >$50K*

32.4M (44%) — *Believes Upneeq Addresses a Need*

17.02M (53%) — *Intent to purchase Upneeq*

✖

$200 - $250 — *Avg. Annual Sales per Patient [2]*

Multi-Billion $ Addressable Market Opportunity

Favorable Channel Tailwinds

Eye Care



The global eye care market is projected to reach a value of **$72 billion** by 2026 rising at a compound annual growth rate of **6.31%** [3]

- ~100 million US adults visit an eye care provider each year [4]

Medical Aesthetics



The global aesthetic medicine market is projected to reach a value of approximately **$15.9 billion** by 2025, rising at a compound annual growth rate of **10.9%** [5]

- Growing adoption of minimally invasive and non-invasive procedures with practice demand for products that attract new customers and increase patient value

1) Third Party Market Research, n=10,000 adult women with household income of greater than or equal to $50K 2) Company Estimate 3) Research & Markets: Global Eye Care Market (2020-2026), March 2021. 4) https://www.ncbi.nlm.nih.gov/pmc/articles/PMC4546761/ 5)Research & Markets: The Medical Aesthetics Market – Global Forecast to 2025, December 2020

7

Operational 3Q20 Company Overview RVL Pharmaceuticals: a Pure-Play Medical Aesthetics Growth Business 8 RVL Aesthetics Launching 1Q22 RVL Eye Care Launched 3Q20 The first and only FDA-approved non- surgical treatment for low-lying eyelid(s) (“acquired ptosis”) in adults Owned and integrated pharmacy fulfillment elevating the patient and provider Rx experience State-of-the art blow-fill- seal manufacturing facility Exclusive US supply partnership Exclusive commercial rights to Upneeq® in Japan, China, EMEA Remaining milestone payments of up to $54mm and sales-based royalties Manufacturing Partnership Global Partnership

Elegant Innovation Addressing a Major Unmet Need

Upneeq®: Innovative, Yet Simple Eye-Opener 10 Fast-acting with upper eyelid lift in as little as 5 minutes post-dose Lasting effect with lid lift observed through 8 hours post-dose Once-daily convenient eye drop ~1mm avg. lift of the upper eyelid Safe and well-tolerated preservative free solution; side effects in clinical trials were similar to placebo with no AEs >5% Improves superior visual field in patients with functional deficit Before Upneeq Drop After Upneeq Drop

Novel Formulation Lifts the Upper Eyelid 11 The active ingredient oxymetazoline hydrochloride 0.1%: A direct-acting α-adrenergic receptor agonist1,2 Targets receptors in Müller’s muscle, stimulating the muscle and raising the eyelid Levator palpebrae superioris ↑ β1 adrenergic receptor expression4 Levator aponeurosis Müller’s muscle ↑ α1/2 adrenergic receptor expression4-6 Mechanism of Action MRD-1 Marginal Reflex Distance-1 (MRD-1) is the distance from the light reflex to the upper lid margin 0 0.5 1 1.5 2 2.5 Day 1 (6 hours post-instillation) Day 14 (2 hours post-instillation) ** Mean (SD) change from baseline MRD - 1 (mm) Upneeq (n=203) Vehicle (n=101) Upneeq significantly increased upper eyelid lift in two clinical studies 1)) Haenisch B, Walstab J, Herberhold S, et al. Alpha-adrenoceptor agonistic activity of oxymetazoline and xylometazoline. Fundam Clin Pharmacol. 2010;24(6):729-739 *Pooled data from two 6-week, randomized, double-masked, placebo controlled clinical trials; p<0.0001 vs. vehicle, from an ANCOVA model with study and treatment as fixed factors and baseline score as a covariate. Patients with congenital ptosis, Horner syndrome, myasthenia gravis, mechanical ptosis, pseudoptosis or substantial dermatochalasis (redundant eyelid skin occurring within 3 mm of the upper eyelid margin), or visual field loss from any cause other than ptosis were excluded from both trials.

Low-Lying Lids (“Acquired Ptosis”) Prevalence & Impact 12 Low-Lying Lids Can Negatively Impact Patients Visual function .. Eyelid droop can cause pupil obstruction, superior peripheral visual field deficits1 Appearance .. Asymmetric or sleepy look2,3 Activities of daily living and psychosocial well- being ..Increased appearance-related distress, anxiety, and depression, similar to levels in patients with other appearance-altering ocular conditions4-6 HCP-Reported Prevalence is High (7) % of patients with low-lying eyelid(s); mild, moderate, or severe 42% 55% 54% 61% 45% 0% 10% 20% 30% 40% 50% 60% 70% Optometrist Ophthalmologist (General) Oculoplastics Cosmetic Dermatologist Med Spa (Aest Medicine) 1. Ho SF, Morawski A, Sampath R, Burns J. Modified visual field test for ptosis surgery (Leicester Peripheral Field Test). Eye. 2011;25:365-369. 2. Finsterer J. Ptosis: causes, presentation, and management. Aesthetic Plast Surg. 2003;27:193-204. 3. Zoumalan CI, Lisman RD. Evaluation and management of unilateral ptosis and avoiding contralateral ptosis. Aesthet Surg J. 2010;30:320-328. 4. Cahill KV, Bradley EA, Meyer DR, et al. Functional indications for upper eyelid ptosis and blepharoplasty surgery: a report by the American Academy of Ophthalmology. Ophthalmol. 2011;118(12):2510-2517. 5. Richards, HS, Jenkinson E, Rumsey N, et al. The psychological well-being and appearance concerns of patients presenting with ptosis. Eye. 2014;28(3):296-302. 6. McKean-Cowdin R, Varma R, Wu J, et al. Severity of visual field loss and health-related quality of life. Am J Ophthalmol. 2007;143:1013-1023. 7) HCP Survey n=149

The Unmet Need for a "Drop that Lifts"

Low-Lying Lids are a Common and Bothersome Condition for Many

Prevalence & Impact

>50%

Of adult women identify as having low-lying eyelid(s)



41% of adult women are bothered by their eyelid position / appearance

Impacts how others view me

Makes me look and feel old

Low-lying lids ("acquired ptosis") is most commonly associated with aging, affects adults of all ages and genders though women tend to be disproportionately bothered by the condition

Need & Treatment Intent


45%
46%
37%

Women ages 20-29 Believe Upneeq Address a Need

Women ages 30-60 Believe Upneeq Address a Need

Women ages 61-70 Believe Upneeq Address a Need

53%

Intent to purchase Upneeq

US Consumer Opportunity (Eye Care / Aesthetics)

~17M Potential Upneeq Patients

Source: Third Party Market Research, n=10,000 adult women w/ HH income >$50K

13

Business Update

Recent Performance & Near-Term Catalysts

Approval & Soft Launch	Market Development	Full-Scale Commercial Rollout
July 2020 – February 2021	March 2020 – September 2021	Q421 - 2022

- ✓ July '20: Upneeq gains FDA approval
- ✓ Sept '20: *Controlled launch sampling program*
  - <5,000 eye care providers
  - 40-60 active field force territories
  - Operationalized RVL Pharmacy

- ✓ *March '21 – Sept '21:* Expanded eye care field force to 100 active territories and upgraded field talent
  - ~13,000 eye care providers
- ✓ *March '21 – Sept '21:* Aesthetics pre-launch foundation setting
- ✓ *Sept '21:* Pilot "buy and bill" program

Key Near-Term Growth Accelerators

- Launch into Aesthetics channel 1Q22 with field force of ~50 territories, targeting 2,000 - 3,000 core accounts by YE '22
- Eye care "buy and bill" along with rollout of "virtual inventory" value share model (targeting 3,000 – 4,000 accounts by YE '22)
- Consumer investments aimed at driving patient conversion across eye care and aesthetics channels
- Pharmacy optimization initiatives (eg; auto refill)


~$13M Revenue Launch-to-Date 2Q21(1)
"Buy & Bill Units"
Pharmacy Units (30ct Equivalent)
3Q20
4Q20
1Q21
2Q21
3Q21(2)
4Q21
2022

(1) Includes $10M Santen regulatory milestone payment,

(2) Includes ~22,000 30ct units from ~5,200 prescribers 7/1/2021 – 9/21/2021

15

Upneeq Pricing & Access
100% Private Pay

Patient Pricing (RVL Pharmacy)

Delivering a Frictionless Rx Experience

RVL PHARMACY Uplifting Care

- ✓ Personalized care
- ✓ Payment platform
- ✓ Subscription/loyalty features
- ✓ Rich data insights

Integrates value chain bringing patient, provider, an supplier together to optimize care

- 30ct: $105 ($3.50 per day)
- 90ct: $255 ($2.83 per day)
- 45ct: Aesthetics Only (pricing TBD)

Practice Pricing (Eye Care & Aesthetics)

Delivering a Frictionless Rx Experience

RVL PHARMACEUTICALS, INC.



boxes – sold in case packs
Product payment
Rx & box
Product payment

Convenient point-of-care transaction for patient and provider; "virtual inventory" model 1Q22

Eye Care

- Acquisition Cost: $65 - $75 per 30ct box
- Suggest Retail Price: $110

Aesthetics

- Acquisition Cost: $85 - $99 per 45ct boxes
- Suggest Retail Price: $160 - $170

Significant margin opportunity for participating practices

16

Introducing RVL Aesthetics 1Q22 Launch

~$2 Billion US Aesthetics Market Opportunity Majority of Women Visiting Aesthetics Clinics Interested in an Upneeq Prescription (2) 18 $- $500 $1,000 $1,500 $2,000 $2,500 $000,000’s Adult Women Treated with Cosmetic Neuromodulator and/or Fillers annually ~5M (1) 56% (2) Intend to Purchase Upneeq 2.8M Potential Patients $560 Million (4) ~$2 Billion Existing Aesthetics Market Opportunity Adult Women Contemplating Cosmetic Procedure for the First Time ~18M (3) Intend to Purchase Upneeq 7.3M Potential Patients $1.5 Billion (4) 41% (2) 1) American Society of Plastic Surgery 2) Third Party Market Research informed estimates 3) RealSelf Harris Poll Survey (2019) 4) Company estimate: assumes $200 revenue per patient per year Total Aggregate Aesthetics Opportunity NT/Filler User “Active Considerers” Potential “Gateway” Opportunity

The Eyes are the Central Feature of Beauty 19 Eyelid Position is Core to the Science of Facial Beauty Ideal beauty is a matter of millimeters(1) Studies show that the eyes are perhaps the single most important facial feature with respect to perceived beauty(2) Signs of aging around the eyes are among the earliest to present in patients; even small changes can cause patients distress(3) Eyes that display less upper eyelid with lids closer to the eye brow have been shown to be more attractive(4,5) Higher eyelids and increased uncovered surface area of the eye has been positively correlated with facial attractiveness(5,6) 1) Pallett PM, Link S, Lee K. New “Golden” Ratios for Facial Beauty. Vision Res. 2010 January 25; 50(2): 149. doi:10.1016/j.visres.2009.11.003 2) Oana, Gabriela et all. Journal of the American Academy of Dermatology. 2010 3) Neimkin MG, Holds JB. Evaluation of Eyelid Function and Aesthetics. Facial Plast Surg Clin N Am 24 (2016) 97–106 4) Vaca EE, Bricker JT, Helenowski I, Park ED, Alghoul MS. Identifying Aesthetically Appealing Upper Eyelid Topographic Proportions. Aesthetic Surgery Journal 2019, Vol 39(8) 824-834. 5) Female eye attractiveness. Prantl, Lukas et all. Journal of Cranio-Maxillo Facial Surgery. 2018 6) Przylipiak M, Przylipiak J, Terlikowski R, Lubowicka E, Chrostek L, Przylipiak L. Impact of face proportions on face attractiveness. J Cosmet Dermatol. 2018; 17:954–959

The Eyelids are "Blue Sky" Territory in Facial Aesthetics Category

Upneeq is a differentiated **category owner** that is immediately complimentary to core facial aesthetic procedures

	Cosmetic Neuromodulators	Dermal Fillers	Aesthetician Services	Eye Opener
	BOTOX Cosmetic, Jeuveau, Dysport (abobotulinumtoxinA)	Juvéderm, Restylane, RHA Collection	hydrafacial	UPNEEQ (oxymetazoline hydrochloride ophthalmic solution), 0.1%
Use	*Facial wrinkles, glabellar lines, brow lift, etc.*	*Facial wrinkles & folds*	*Skin enhancement & resurfacing*	***Lifts eyelid & opens the eye***
Time to Effect	*3-14 Days*	*~14 Days*	*Variable (up to 6 months for laser resurfacing)*	***5 – 15 Minutes***
Product / Procedure Type	*Minimally Invasive*	*Minimally Invasive*	*Procedure Dependent*	***Non-Invasive***

The ocular region is underserved by today's non-surgical interventions



Eliminate forehead wrinkles and eyebrow furrows
Fill in under-eye hollows
Restore cheek volume
Soften nasolabial folds
Fill in smoker's lines
Plump thinning lips

20

Upneeq Meets Important Criteria for an Aesthetic Practice A “Gateway Aesthetic” The product can be efficiently integrated into my practice operations 21 There is a significant unmet need and my patients want it / need it The product safely delivers consistent patient satisfaction The product fits my retail business model The product meaningfully increases transaction margin and patient value Upneeq profiles as a tool that can enhance aesthetic outcomes and practice economics Practice Assessment for New Aesthetic Treatments

Aesthetics Customer Segments – Business Model

	Primary Provider Audience	Secondary Provider Audience	Secondary Provider Audience
	Aesthetic Medicine ("Med Spa")	Body / Facial Plastic Surgeon	Cosmetic Dermatologist
Estimated Target Mix →	*65%*	*20%*	*15%*
Primary Revenue Focus	BOTOX Cosmetic, Jeuveau, Restylane, Dysport (abobotulinumtoxinA), XEOMIN, Juvéderm	Surgery	Dermatology
Secondary Revenue Focus	Body Sculpting Laser Resurfacing HydraFacial	BOTOX Cosmetic, Jeuveau, Restylane, Dysport (abobotulinumtoxinA), XEOMIN, Juvéderm	BOTOX Cosmetic, Jeuveau, Restylane, Dysport (abobotulinumtoxinA), XEOMIN, Juvéderm
Average Transaction Size	$$	$$$$	$$$
Patient Volume			
Patient Frequency	3x-4x / year	2x / year	2x / year

22

Drive HCP awareness around the importance of lid position & its impact on aesthetic outcomes -“Ideal beauty is a matter of millimeters” • The eyes are an underserved area in facial aesthetics • Demonstrate magnitude of audience for product and interest in Upneeq that already exists within the practice Partner with aesthetic practices to seamlessly integrate Upneeq into the existing practice flow • Offer a compelling value proposition for the practice and its stakeholders Drive consumer awareness through social and digital marketing • Increase digital media investments aimed at target consumers • Leverage aesthetic customer’s existing patient-facing marketing engine Deliver a frictionless customer experience • Online ordering portal and dedicated customer service support activated accounts and “white space” opportunity 23 Commercial Focus 3 2 Aesthetics Launch Strategy– Keys to Driving Rapid Adoption

24 Positioned to Accelerate Uptake with Multi-Channel Strategy Critical Building Blocks in Place for Transformational Phase of Upneeq Product Launch First-in-class product with multi- billion $ market potential Cash-pay B2B business model elevating the patient and provider experience Medical foundation of safety & efficacy is established …and a growing body of organic “social proof ”

Appendix

Intellectual Property

Strong and growing IP portfolio with additional Orange Book patents pending

US Issued Method of Use (Expiry August 2031)

Ptosis

- ✓ Treatment of ptosis with oxymetazoline without causing pupil dilation (any strength)
- ✓ Treatment of ptosis with 0.10% oxymetazoline (covers commercial formulation of Upneeq)

Aesthetic / Broad

- ✓ Treatment with oxymetazoline to <u>increase the vertical separation</u> between eyelids without causing pupil dilation

US Issued Formulation (Expiry December 2039)

- ✓ Aqueous pharmaceutically stable ophthalmic preservative-free comprising oxymetazoline 0.1% and other substances (1)
- ✓ Single use container comprising an aqueous pharmaceutically stable ophthalmic formulation containing oxymetazoline 0.1% and other substances (1)
- ✓ An ophthalmic, sterile, preservative-free formulation comprising oxymetazoline 0.1% and other substances (1)

(1) See issued patents 8357714, 9867808, 10912765, 10940138, 10799481, 1081400 111103482 and 10898573 for further details

Latest Patent Expiry

US: **2039**

Latest Patent Expiry

Japan, China, EU: **2032**

Additional IP protection in:

Australia, Brazil, Canada, Korea, Mexico, New Zealand, Russia, Singapore, South Africa and Vietnam

26

27 Upneeq Provides a Rapid, Sustained Effect and Improves Field of Vision * Data from 6-week, randomized, double-masked, placebo-controlled clinical trial (RVL-1201-202); p<0.05 vs. vehicle, from an ANCOVA model with treatment as a fixed factor and baseline score as a covariate. * *Pooled data from two 6-week, randomized, double-masked, placebo controlled clinical trials; p<0.0001 vs. vehicle, from an ANCOVA model with study and treatment as fixed factors and baseline score as a covariate. 1. Osmotica data on file, 2019. 2. Slonim CB, Foster S, Jaros M, et al. Association of oxymetazoline hydrochloride, 0.1%, solution administration with visual field in acquired ptosis: a pooled analysis of 2 randomized clinical trials. JAMA Ophthalmol. 2020; Epub ahead of print. 0.0 0.5 1.0 1.5 2.0 2.5 Mean (SD) change from baseline in MRD - 1 (mm) 5 min 15 min 2 hours 6 hours 5 min 15 min 2 hours 6 hours 5 min 15 min Day 1 Day 14 Day 42 In its second pivotal clinical trial, once-daily Upneeq significantly increased upper eyelid lift compared to vehicle as soon as 5 minutes post- instillation1 (x 40, y −10) (x −40, y −5) (x −50, y 50) (x 50, y 10) Inferior visual field (14 points) Superior visual field (35 points) The Leicester Peripheral Field Test (LPFT) measures the superior visual field 0 2 4 6 8 10 12 14 Day 1 (6 hours post-instillation) Day 14 (2 hours post-instillation) ** ** Mean (SD) change from baseline in points seen in top 4 rows on the LPFT In two clinical trials, once-daily Upneeq significantly improved superior visual field deficits2 Upneeq Vehicle Upneeq Vehicle

Upneeq Tolerability In Clinical Trials 28 Osmotica data on file. RVL-1201 (oxymetazoline hydrochloride ophthalmic solution, 0.1%) Summary of Clinical Safety. IOP=intraocular pressure; VA=visual acuity. 1) Data from two 6-week, randomized, double-masked, placebo-controlled clinical trials (RVL-1201-201 and RVL-1201-202) and one 12-week randomized, double-masked, placebo-controlled clinical trial; includes 203 treated with Upneeq for 6 weeks and 157 subjects treated with Upneeq for 12 weeks. Vital Signs and Ophthalmic Parameters1 Comfort and Tolerability1 No clinically significant mean shifts in: • Caused “no discomfort” in 95.5% and 92.0% of subjects using it for 6 and 12 weeks, respectively • Among subjects receiving once-daily oxymetazoline in clinical studies, 94.9% completed all study visits • Vital signs • Pupil diameter • Snellen VA • Corneal fluorescein staining • IOP

29 Santen Partnership Bolsters Global Brand Potential Upneeq license agreement may facilitate a path to commercialization in key ex-US geographies • Partnership agreement signed in July 2020 in order to facilitate ex US growth for Upneeq (development, registration, and commercialization rights in Japan, China, and other Asian countries as well as EMEA countries) • Santen, founded 130 years ago, is the market leader for prescription ophthalmic pharmaceuticals in Japan and its products now reach patients in over 60 countries including China, France, Germany and Italy • Santen will be responsible for further development of Upneeq and regulatory approvals as well as commercialization in its licensed territories under the agreement • Osmotica received an upfront cash payment of $25 million in 2020 and a $10 million regulatory milestone in 2021; we may receive up to $54 million in additional cash milestone payments based on regulatory and sales achievements in Santen’s territories • Osmotica is also entitled to royalty payments on sales of Upneeq in Japan, China, and other Asian countries as well as EMEA Global Partnership Highlights Source: Santen Medium-Term Plan “MTP 2025”, May 19th 2021

Plan to Engage with Top Aesthetic Provider Influencers • Aesthetics providers are exceptionally active on social media – it’s their preferred conduit of communication to peers & patients • Winner of Allure’s Breakthrough Beauty Award September 2021 - sets stage for a wave of fresh promotional activity • Plan to engage 100-150 highly active and influential aesthetic providers in November of 2021 with collectively >10m followers o Follow-up virtual events to kick off paid promotion program(s) 30

31 Patient-Identified Unmet Need Highest in Aesthetics • Adult women treated with cosmetic toxins and dermal fillers are significantly more likely to indicate that Upneeq addresses an unmet need • Similarly, women treated with cosmetic toxins and dermal fillers are also significantly more likely to be bothered by the position of their eyelids o 63% of toxin/filler patients are bothered by their lid position vs. 39% of women who are not using toxins/fillers 41% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Would Upneeq Solve a Problem or Address a Need for You? 70% Not Toxin/Filler Users Toxin/Filler Users n=1,134 n=8,868 Definitely/Probably Would Might or might not Definitely / Probably Would Not Source: Third Party Consumer Research

Distinct periorbital features are correlated with increased attractiveness ue
upper eyebrow border
le
lower eyebrow border
us
upper palpebral sulcus
ul
upper limbus
ll
lower limbus
pl
punctum lacrimale
im
iris border medial
p
center of the pupil
il
iris border lateral
ex
exocanthion

- Eyes that display less upper eyelid show with lids closer to the eyebrow have been shown to be more attractive[1,2]
- Higher eyelids and increased uncovered surface area of the eye have been positively correlated with facial attractiveness[2,3]

1. Vaca EE, Bricker JT, Helenowski I, Park ED, Alghoul MS. Identifying Aesthetically Appealing Upper Eyelid Topographic Proportions. *Aesthetic Surgery Journal.* 2019, Vol 39(8) 824-834. 2. Female eye attractiveness. Prantl, Lukas et all. *Journal of Cranio-Maxillo Facial Surgery.* 2018. 3. Przylipiak M, Przylipiak J, Terlikowski R, Lubowicka E, Chrostek L, Przylipiak L. Impact of face proportions on face attractiveness. *J Cosmet Dermatol.* 2018; 17:954–959.

32

Eyelid position fundamentally affects two measurements highly important to facial attractiveness


C
B
A

Attractive eye


C
B
A

Less attractive eye

■ (red)	A	Upper eyelid margin
■ (teal)	B	Lid crease
■ (dark blue)	C	Lower eyebrow border

Pretarsal space (show)

A→ B; Distance between eyelid margin and lid fold

- Attractive eyes exhibit less pretarsal show[1]
- Increases in pretarsal show are associated with higher perceived age, tiredness, and sadness[2]
- **Lifting the upper eyelid decreases pretarsal show**

33

1. Vaca EE, Bricker JT, Helenowski I, Park ED, Alghoul MS. Identifying Aesthetically Appealing Upper Eyelid Topographic Proportions. Aesthetic Surgery Journal 2019, Vol 39(8) 824–834. 2. The Influence of Forehead, Brow, and Periorbital Aesthetics on Perceived Expression in the Youthful Face. Knoll, Bianca et all. American Society of Plastic Surgery. 2008.

Eyelid position fundamentally affects two measurements highly important to facial attractiveness



C
B
A
Attractive eye
C
B
A
Less attractive eye

A Upper eyelid margin B Lid crease C Lower eyebrow border



AVK
ATK
ATA
AVC
ATC
AVB
ATB

AVK: average Korean face, ATK: attractive Korean face, ATA: attractive Asian face, AVC: average Caucasian face, ATC: attractive Caucasian face, AVB: average African face, ATB: attractive African face

Upper eyelid height (UEH)

A→ C; Vertical distance between lower eyebrow border to center of upper eyelid margin

- Attractive eyes exhibit lower UEH[1]
  - Evidence that correlation holds across ethnicities
- *Cosmetic neuromodulator injections that lift the brow increase UEH often creating an undesirable look*
- Lifting the upper eyelid decreases UEH

34

1. Biometric Study of Eyelid Shape and Dimensions of Different Races with References to Beauty. Rhee, Seung et. all. International Society of Plastic Surgery. 2012

Aesthetics Launch - Field Force Footprint & Strategy RVL Aesthetics Regional Footprint – Launch Phase Footprint & Execution Plan .. Especially strong presence planned in California, Texas, and Florida (the top-3 medical aesthetics markets) .. Planning for ~50 active territories supported by 9 regional managers @ launch 1Q22 ..Targeting high volume / high value (influential) aesthetic practices in areas with favorable income demographics .. Depth by Design: territory managers will focus on ensuring account implementation (re-ordering) ahead of provider breadth @ launch Med Spas by Region West 25% Midwest 22% South 40% NE 13%% 35